Exhibit 99.1

ForwardLookingStatements Statementsmadeduringthispresentation thatsetforthexpectationsp, redictions, projectionsorareaboutfutureeventsare basedonfactsandinformationthatis knowntoustodayN, ovember112, 015. Webelievethatourexpectationsand assumptionsarereasonableA. ctual resultsmaydiffermateriallyd, uetorisks anduncertaintiess, uchasthose describedonpages7-15ofthe2014 Form10-KfiledonFebruary272, 015, andothersubsequentfilingsbyMatson withtheSECS. tatementsmadeduring thiscalal ndpresentationarenot guaranteesofutureperformance. Wedonotundertakeanyobligationto updateourforward-lookingstatements. InvestorPresentation|Novembe2r 015 – Slide2

Forward Looking Statements

Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and information that is known to us today, November 11, 2015.

We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 7-15 of the 2014 Form 10-K filed on February 27, 2015, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance.

We do not undertake any obligation to update our forward-looking statements.



MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 2

Matson.

Matson Today: Connecting the Pacific



Anchorage
Kodiak
Dutch Harbor
Seattle
Tacoma
Portland
Concord (HQ)
Salt Lake City
Chicago
Akron
Philadelphia
Oakland
(Corporate Office)
LA/Long Beach
Phoenix
(Customer Support)
Houston
Dallas
Savannah
Shanghai
Ningbo
Hong Kong
Xiamen
Saipan/Tinian/Rota
Guam
Ebeye/Kwajalein
Pohnpei
Palau
Yap
Chuuk
Kosrae
Majuro
Honolulu
(Corporate HQ)
Samoa
American Samoa
Aitutaki
Fiji
Vavau
Niue
Rarotonga
Nuku Alofa
Auckland
Tauranga
Matson offices
Non-office ports of call
Matson Logistics offices

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 3

Matson.

Investment Highlights

Unique network connecting the Pacific	• Leading U.S. carrier in the Pacific providing lifeline to economies of Hawaii, Alaska and Guam • Leading market share in attractive niche markets with multi-decade customer relationships • Dual head-haul economics on China service
World class operator and premium service provider	• Well maintained fleet with leading on-time vessel arrivals • Fastest transit and cargo availability creates 5 to 10 day advantage and premium rates for China service • Dedicated terminals with best in class truck turns • Varied and ample equipment fleet across locations to meet customer needs
Significant cash flow generation	• Financial strength to pay down debt, invest in fleet renewal, pursue strategic opportunities and return capital to shareholders
Strong balance sheet	• Investment grade credit metrics

Leveraging the Matson brand and network into growth opportunities

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 4

Matson.

MarketandServiceLeadertoHawaii • MatsonistheleadingcarrieirntoOahuand NeighboIrslandsp, roviding“just-in-time” supplylifeline Matson’s 10-Ship Deployment – – 5weeklyUSWCdepartures 3o4wr eeklyHonoluluarrivals • 10-shipfleedt eploymenot fferingmosftrequent andreliableservice – Matsondeploys~70%owf eeklycontainershipcapacity toHonolulu OnlycontainershipservicefromPacificNorthwesat nd onlydirecctontainershipservicefromOakland – th shipdeployedona toacompetitor’svessel – CurrentlyM, atsonhasan11 temporarybasisp, rimarilydue mechanicaflailure Competitor’s 5-Ship Deployment • Competitodr eploymencthangesinJune2015 – – – WithdrewfromPacificNorthwest Nolongeor ffersOaklan direcstervice AddedsecondcailnlLA/LongBeach InvestorPresentation|Novembe22r 015 – Slide6

Market and Service Leader to Hawaii

- Matson is the leading carrier into Oahu and Neighbor Islands, providing "just-in-time" supply lifeline
  - 5 weekly USWC departures
  - 3 or 4 weekly Honolulu arrivals
- 10-ship fleet deployment offering most frequent and reliable service
  - Matson deploys ~70% of weekly containership capacity to Honolulu
  - Only containership service from Pacific Northwest and only direct containership service from Oakland
  - Currently, Matson has an 11th ship deployed on a temporary basis, primarily due to a competitor's vessel mechanical failure
- Competitor deployment changes in June 2015
  - Withdrew from Pacific Northwest
  - No longer offers Oakland direct service
  - Added second call in LA/Long Beach

Matson's 10-Ship Deployment


Seattle
Oakland
2 ships
3 ships
5 ships
LA/ Long Beach
Honolulu

Competitor's 5-Ship Deployment


Seattle
Oakland
LA/ Long Beach
San Diego
Honolulu

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 6

Matson

Unique Expedited China Service (CLX)


Shanghai
Ningbo
Xiamen
LA/
Long
Beach

- Utilization of Jones Act ships in round trip dual head-haul revenue model
  - Weekly 5 ship string connecting 3 ports in China to LA / Long Beach
- Matson's expedited service results in 5 to 10 day competitive advantage and premium rates
  - During USWC labor disruption service advantage was as much as 3 weeks
- Attracts high value, time sensitive cargo

MATX LISTED NYSE
Investor Presentation | November 2015 – Slide 7
Matson.

Matson's China Service Differential from Shanghai


Vessels Run at 21 knots
Late Receiving Times in China
Dedicated West Coast Terminals
Matson's Premium Service
Smaller Vessels to Load and Unload
Efficient Terminal Operations

	International Service	Matson CLX Service	Matson Advantage
Receiving: Customs Declaration and Terminal Cut-off Times	2 to 4 days	1 to 2 days	1 to 2 days
Transit: Vessel Speed and Last Call vs Other Port Calls	13 to 15 days	10 days	3 to 5 days
Discharge: Dedicated Terminals and Smaller Vessels to Unload	2 to 4 days	1 day	1 to 3 days
Total Time	17 to 23 days	12 to 13 days	**5 to 10 days**

MATX LISTED NYSE
Investor Presentation | November 2015 – Slide 8
Matson.

Guam & Micronesia Service



Guam
Micronesia Island
Service
Saipan
Rota
Tinian
Guam
Yap
Palau
Chuuk
Pohnpei
Kosrae
Ebeye &
Kwajalein
Majuro



- Guam a Critical Link in CLX Network Configuration
  - Connections from Oakland and Pacific Northwest to Guam via Honolulu
  - Volume in Guam remains stable; approximately 75% of Guam cargo is sourced from the U.S.
- On 8/29/15, the Department of the Navy signed the Record of Decision for relocating U.S. Marine Corps forces to Guam
  - Approximately 5,000 Marines plus 1,300 dependents by 2022
- Competitor announced intention to launch a bi-weekly U.S. flagged service to Guam in late November 2015
  - Expect service to be 9-10 days slower than Matson's direct service
- Matson serves Micronesia through connecting carrier agreements with regional carriers

MATX LISTED NYSE
Investor Presentation | November 2015 – Slide 9
Matson.

Alaska Service

- Similarities with Hawaii Market
  - Remote, non-contiguous economy dependent on reliable container service as part of vital supply lifeline
  - A market that values premium service
  - Loyal customer base; ~80% overlap with Matson's Hawaii customers
- Long-term Stable Revenue Profile
  - Northbound volume represents ~75% of total
  - Southbound volume more seasonal, driven by seafood industry
- Kodiak and Dutch Harbor operations are strategic
  - Critical lifeline to these communities
  - Important terminal and slot charter services for Maersk and APL

Matson's 3-Ship Deployment


2X Weekly
Anchorage
2X Weekly
1X Weekly
Kodiak
Dutch Harbor
Tacoma

Competitor's 2-Ship Deployment


Anchorage
Kodiak
Dutch Harbor
Tacoma

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 10

Matson

Operating Income & ($ millions) EBITDA Earnings and Cash Flow $5.0 $350 $4.46 $4.5 $297 $300 $4.0 $3.5 $250 $3.0 $200 $2.5 $150 $2.0 $1.5 $100 $1.0 $50 $0.5 $0.0 $0 2012 2014 • EBilDA LTM LTM 2013 •Operating Income 2012 2013 2014 Diluted EPS •Free cash flow per share See the Appendix for a reconciliation of GAAP to non-GAAP for Financial Metrics Free cash flow per share = Net cash flow from operations less capital expenditures divided by diluted shares outstanding

Matson's Annual Performance since Separation

Operating Income & EBITDA

($ millions)


$350
$300
$250
$200
$150
$100
$50
$0
$97
$192
$100
$191
$140
$230
$200
$297
2012
2013
2014
LTM
Operating Income
EBITDA

Earnings and Cash Flow


$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.08
$1.31
$1.25
$3.72
$1.63
$3.18
$2.37
$4.46
2012
2013
2014
LTM
Diluted EPS
Free cash flow per share

See the Appendix for a reconciliation of GAAP to non-GAAP for Financial Metrics

Free cash flow per share = Net cash flow from operations less capital expenditures divided by diluted shares outstanding

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 12

Matson.

Cash Generation and Uses of Cash


Sources and Uses of Cash
LTM (in $ millions)
$600
$500
$400
$300
$200
$100
$0
-$100
228.7
205.4
101.8
495.4
15.8
32.6
30.3
Cash Flow From Operations
Change in Cash (1)
Net Borrowings
Alaska Acquisition (2)
CCF Net Withdrawal
Maintenance Capex
Dividends

(1) Does not include $6.6 million in other uses of cash

(2) Based on total cash consideration (including common shares, warrants, repaid debt, accrued interest and breakage fees)

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 13

Matson.

Fourth Quarter 2015 Outlook

- Outlook is exclusive of Acquisition related SG&A in excess of incremental run-rate target and is being provided relative to 2014 operating income
- Ocean Transportation operating income for 4Q2015 to approximate the $46.3 million achieved in 4Q2014 primarily due to:
  - Higher Hawaii volume
  - Alaska tradelane inclusion
  - Lower China volume
  - Timing of fuel surcharge collections in Hawaii, leading to a lower YOY impact in 4Q2015
- Logistics FY2015 operating income expected to approximate FY2014 levels
- 4Q2015 capital expenditures of approximately $30 million for maintenance capex and $20.9 million for scheduled new vessel contract payments

MATX LISTED NYSE
Investor Presentation | November 2015 – Slide 14
Matson.

[LOGO]

HawaiSi erviceResults Fourth Quarter 2015 Outlook • • Modestmarketgrowthexpected ExpectYOYcontainervolumegrowthsimilar to3Q15 Expectodeploy11shipsthroughendof November1; 0shipsthereafter • InvestorPresentation|Novembe2r 015 – Slide17 Third Quarter Performance •Containervolumeincreased14.8percentYOY •Deploymentofadditionavl esselsdueto competitorscheduleandfleetdeployment changes – Competitor’snewshipdeployedasreplacement tonnage;removing5-10%of previouslyexpected capacitygrowth

Hawaii Service Results



Container Volume
42,000
40,000
38,000
36,000
34,000
32,000
30,000
28,000
26,000
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15



Automobile Volume
24,000
20,000
16,000
12,000
8,000
4,000
0
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15

Third Quarter Performance

- Container volume increased 14.8 percent YOY
- Deployment of additional vessels due to competitor schedule and fleet deployment changes
  - Competitor's new ship deployed as replacement tonnage; removing 5-10% of previously expected capacity growth

Fourth Quarter 2015 Outlook

- Modest market growth expected
- Expect YOY container volume growth similar to 3Q15
- Expect to deploy 11 ships through end of November; 10 ships thereafter

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 17

Matson.

Hawaii Volume Growth

- Record tourism and stronger construction are driving Hawaii's healthy expansion
- Construction upswing well established
  - Main driver is high-rise residential construction on Oahu
  - Beginning to see growth in single-family home construction with number of new homes permitted up almost 25% through the first half of 2015

Indicator (% Change YOY)	2013	2014	2015F	2016F	2017F
Real Gross Domestic Product	1.6	1.6	2.8	2.2	1.9
Visitor Arrivals	1.7	2.3	3.4	1.2	0.9
Construction Jobs	5.6	1.8	5.9	4.7	5.0
Residential Building Permits	16.5	(9.8)	62.3	5.5	2.3
Non-Residential Building Permits	(10.7)	28.8	3.7	4.2	5.2

Source: UHERO: University of Hawaii Economic Research Organization; STATE FORECAST UPDATE, September 25, 2015, http://www.uhero.hawaii.edu


2005
20%
Last Twelve Months
(as of June 30, 2015)
7%
Building Materials as a % of Matson's Westbound Hawaii Volume

MATX LISTED NYSE
Investor Presentation | November 2015 – Slide 18
Matson.

China Expedited Service (CLX) Results


Container Volume
20,000
15,000
10,000
5,000
0
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15


Average Shanghai Containerized Freight Index
(Spot Rates per FEU)
$3,300
$2,800
$2,300
$1,800
$1,300
$800
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11
Jan-12
May-12
Sep-12
Jan-13
May-13
Sep-13
Jan-14
May-14
Sep-14
Jan-15
May-15
Sep-15

Source: Shanghai Shipping Exchange

Third Quarter Performance

- Continued strong demand for premium expedited service
- Sizeable premium to market rates
- Commodity SCFI at or near historic lows

Fourth Quarter 2015 Outlook

- Market overcapacity expected to continue
- Rates expected to approximate 4Q2014
- Modestly lower volume expected due to:
  - One fewer sailing
  - Absence of extraordinarily high demand during U.S. West Coast labor disruptions
  - Recent market softness

MATX LISTED NYSE
Investor Presentation | November 2015 – Slide 19
Matson.

Alaska Acquisition & Integration

Significantly grows and enhances Matson's platform, providing multiple new growth and value creation catalysts

Grows and Enhances Platform	• Leveraged Matson's platform into Alaska • Natural geographic revenue diversification in the Pacific
Integration and Synergy Opportunities	• Reduction of duplicative corporate overhead and G&A • Customer overlap and sales force efficiencies • Core operational savings in vessel and transportation management costs • Expect to achieve fully integrated status within 2 years post-closing – Integration on-track with expectations
Significant Value Creation	• Annual run-rate EBITDA contribution ~$70 million within 2 years post-closing • EPS and cash flow accretion already underway (excl. one-time items) • ~$0.40-0.45 annual EPS accretion and ~$1.00 of annual cash flow per share accretion within 2 years (excl. one-time items)

See the Appendix for a reconciliation of GAAP to non-GAAP for Financial Metrics

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 20

Matson.

Alaska Service Results


Alaska Container Volume by Quarter
20,000
15,000
10,000
5,000
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
5,200
19,700
Volume included in Matson's results



Third Quarter Performance

- First full quarter of operations post-closing Acquisition
- Volume increased by approximately two percent on YOY basis compared to Horizon
- Integration progressing as planned
- Invested in equipment to improve services and capabilities

Fourth Quarter 2015 Outlook

- Muted near-term economic activity
- Expect YOY volume to be negative
- Installation of exhaust gas scrubber on first ship

MATX LISTED NYSE
Investor Presentation | November 2015 – Slide 21
Matson.

Guam Service Results



Container Volume
8,000
6,000
4,000
2,000
0
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15



Third Quarter Performance

- Steady volume
- On 8/29/15, the Department of the Navy signed the Record of Decision for relocating U.S. Marine Corps forces to Guam
  - Approximately 5,000 Marines plus 1,300 dependents by 2022

Fourth Quarter 2015 Outlook

- Stable economic activity
- Competitor announced intention to launch a bi-weekly U.S. flagged service to Guam in late November 2015
- Expect some competitive volume losses after this service is launched

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 22

Matson.

SSAT Joint Venture

- Matson's 35% interest in leading U.S. West Coast terminal operator
  - Contributed assets and terminal leases to JV in 1999
  - Terminals remain dedicated to Matson
- Services
  - Vessel stevedoring, terminal services, container equipment maintenance, chassis pools, on-dock Rail
- Reduced Matson's capital investment
  - Terminal leases
  - Cranes
- Controls cost and improves productivity
  - Economies of scale
  - Convert fixed cost to variable
- Maintains superior service
  - Key to schedule integrity
- Exposure to Pacific Rim growth



	Terminals	SSAT Market Share*
Long Beach / LA	2	10%
Oakland	2	45%
Seattle / Tacoma	2	20%

* Approximate SSAT terminal lifts as a percentage of all terminal lifts by location

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 23

Matson.

SSAT Joint Venture



Equity in Income (Loss) from Joint Venture
(in $ millions)
$6.0
$4.0
$2.0
$0.0
$1.0
$0.2
$2.1
$3.1
$1.2
$3.4
$5.2
$4.5
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15



Matson

Third Quarter Performance

- Improved lift volumes

Fourth Quarter 2015 Outlook

- Profit to exceed the 4Q2014 level
- Well positioned in LA/LB and Oakland for increased lift volumes from major international carriers

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 24

Matson.

Matson Logistics Results



YOY Growth in AAR Total Intermodal Volume
8%
6%
4%
2%
0%
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15

Source: Association of American Railroads



YOY Growth in TIA Total Highway Volume
14%
12%
10%
8%
6%
4%
2%
0%
-2%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

Source: Transport Intermediaries Association

Third Quarter Performance

- Lower international intermodal and highway volume
- Lower fuel surcharge revenue
- Favorable changes in business mix and contribution margins
- Improved warehouse results

Fourth Quarter 2015 Outlook

- Operating income expected to approximate 4Q2014 level

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 25

Matson.

Condensed Statement of Income

(in $ millions)	3Q15	3Q14
Operating Revenue		
Ocean Transportation	$444.8	$329.5
Logistics	99.5	112.3
Total operating revenue	544.3	441.8
Costs and Expenses		
Operating costs	424.8	363.8
Selling, general and administrative	52.2	36.1
Equity in (income) loss from terminal joint venture	(4.5)	(3.1)
Total operating costs and expenses	472.5	396.8
Operating Income	71.8	45.0
Interest expense	(4.7)	(4.4)
Income tax expense	(25.6)	(19.1)
Net Income	$41.5	$21.5
Diluted Earnings Per Share ($/share)	$0.94	$0.50

Key Items

- Total revenue increased 23.2%
- Operating margin increased to 13.2% from 10.2%

See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 26

Matson.

Matson’s Operating Income and EBITDA $millions LTM = Last Twelve Months ended September 30, 2015 More detailed information is available in previously filed Form 10-Ks and 10-Qs InvestorPresentation|Novembe22r 015 – Slide28

Matson's Operating Income and EBITDA


$ millions
$211
$194
$225
$207
$153
$216
$173
$192
$191
$230
$297
$142
$126
$148
$124
$65
$125
$79
$97
$100
$140
$200
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM
Operating Income
EBITDA

LTM = Last Twelve Months ended September 30, 2015

More detailed information is available in previously filed Form 10-Ks and 10-Qs

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 28

Matson.

Ocean Transportation Operating Income

$ millions



Operating Income
Operating Margin
$250
$200
$150
$100
$50
$0
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$93.2
$108.3
$128.0
$105.6
$126.5
$105.6
$57.8
$118.3
$73.7
$96.6
$94.3
$131.1
$190.5
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM
10-year Average Annual Operating Income: $103.8 million
Adjusted Operating Income
Operating Margin

LTM = Last Twelve Months ended September 30, 2015

More detailed information is available in previously filed Form 10-Ks and 10-Qs

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 29

Matson.

Logistics Operating Income

$ millions



Operating Income
Operating Margin
$25
$20
$15
$10
$5
$0
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$4.3
$8.9
$14.4
$20.8
$21.8
$18.5
$6.7
$7.1
$4.9
$6.0
$8.9
$9.3
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM
10-year Average Annual Operating Income: $10.9 million
Operating Income
Operating Margin

LTM = Last Twelve Months ended September 30, 2015

More detailed information is available in previously filed Form 10-Ks and 10-Qs

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 30

Matson.

Matson’s Jones Act Fleet Deployment (SS=)Steamship InvestorPresentation|Novembe22r 015 – Slide32 Capacity Capacity Vessel Name Type Built (TEU) (Autos) Schedule MAUI Containe(rSS) 1978 1,644 SEA/OAK/HON MANOA Container 1982 2,824 SEA/OAK/HON MOKIHANA Container/Ro-Ro 1983 1,19,93423 LA/HON MATSONIA Container/Ro-Ro(SS) 1973 1,727450 OAK/HON MAHIMAHI Container 1982 2,824 OAK/LA/HON MANULANI Container 2005 2,378 LA/HON/GUAM/CHINA MANUKAI Container 2003 2,378 LA/HON/GUAM/CHINA MAUNAWILI Container 2004 2,378 LA/HON/GUAM/CHINA MAUNALEI Container 2006 1,992 LA/HON/GUAM/CHINA R.JP. FEIFFER Container 1992 2,245 LA/HON/GUAM/CHINA ANCHORAGE Container 1987 1,668 TAC/ANC/KOD/DH KODIAK Container 1987 1,668 TAC/ANC/KOD/DH TACOMA Container 1987 1,668 TAC/ANC/KOD/DH CONSUMER Containe(rSS) 1971 1,690 Reserve KAUAI Containe(rSS) 1980 1,644 Reserve LIHUE Containe(rSS) 1971 2,018 Reserve PRODUCER Containe(rSS) 1974 1,680 Reserve LURLINE Container/Ro-Ro(SS) 1973 1,646761 Reserve NAVIGATOR Containe(rSS) 1972 2,250 Reserve FAIRBANKS Containe(rSS) 1973 1,468 Reserve

Matson's Jones Act Fleet Deployment

Vessel Name	Type	Built	Capacity (TEU)	Capacity (Autos)	Schedule
MAUI	Container (SS)	1978	1,644		SEA/OAK/HON
MANOA	Container	1982	2,824		SEA/OAK/HON
MOKIHANA	Container/Ro-Ro	1983	1,994	1,323	LA/HON
MATSONIA	Container/Ro-Ro (SS)	1973	1,727	450	OAK/HON
MAHIMAHI	Container	1982	2,824		OAK/LA/HON
MANULANI	Container	2005	2,378		LA/HON/GUAM/CHINA
MANUKAI	Container	2003	2,378		LA/HON/GUAM/CHINA
MAUNAWILI	Container	2004	2,378		LA/HON/GUAM/CHINA
MAUNALEI	Container	2006	1,992		LA/HON/GUAM/CHINA
R.J. PFEIFFER	Container	1992	2,245		LA/HON/GUAM/CHINA
ANCHORAGE	Container	1987	1,668		TAC/ANC/KOD/DH
KODIAK	Container	1987	1,668		TAC/ANC/KOD/DH
TACOMA	Container	1987	1,668		TAC/ANC/KOD/DH
CONSUMER	Container (SS)	1971	1,690		Reserve
KAUAI	Container (SS)	1980	1,644		Reserve
LIHUE	Container (SS)	1971	2,018		Reserve
PRODUCER	Container (SS)	1974	1,680		Reserve
LURLINE	Container/Ro-Ro (SS)	1973	1,646	761	Reserve
NAVIGATOR	Container (SS)	1972	2,250		Reserve
FAIRBANKS	Container (SS)	1973	1,468		Reserve

(SS) = Steamship

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 32

Matson.

Fleet Renewal

- Two 3600 TEU dual fuel, LNG capable containerships from Aker Philadelphia
  - Contract price $418 million
  - Optimized speed to ensure cargo reliability
  - Additional 45-foot capacity and reefer outlets
  - Cell guide spacing (constr. materials)
  - Neighbor Island accessible

Construction Milestones	
2015	Steel Cutting
2015	Keel Laying
2016	Continuous construction of blocks
2017	Install main engine
2018	Delivery Daniel K. Inouye
2018	Delivery Hull #030

- Significantly lowers cost per TEU in Hawaii fleet
  - Carry higher freight volumes with fewer vessels deployed
  - ~30% lower fuel consumption per TEU using conventional fuel oils
  - Lower crewing, maintenance & repair, and dry-docking costs


GREEN
Matson
HULL
LNG

MATX LISTED NYSE
Investor Presentation | November 2015 – Slide 33
Matson.

Addendum – Use of Non-GAAP Measures

Matson reports financial results in accordance with U.S. generally accepted accounting principles ("GAAP").

The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization ("EBITDA"), and Net Debt/EBITDA.

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 34

Matson.

GAAP to Non-GAAP Reconciliation

NET DEBT RECONCILIATION

(In millions)			September 30, 2015
Total Debt:		$	481.5
Less:	Cash and cash equivalents		(25.5)
	Cash on deposit in Capital Construction Fund		(11.7)
Net Debt		$	444.3

EBITDA RECONCILIATION

	Three Months Ended September 30			Last Twelve Months
(In millions)	2015	2014	Change	
Net Income	$ 41.5	$ 21.5	$ 20.0	$ 104.2
Add: Income tax expense	25.6	19.1	6.5	77.7
Add: Interest expense	4.7	4.4	0.3	17.9
Add: Depreciation and amortization	23.3	17.2	6.1	75.5
Add: Drydock amortization	5.7	5.4	0.3	21.9
EBITDA (1)	$ 100.8	$ 67.6	$ 33.2	$ 297.2
Add: Acquisition related SG&A in excess of run-rate target	10.0	-	10.0	23.5
Add: Molasses settlement	-	-	-	11.4
EBITDA (before Acquisition SG&A and Molasses Settlement)	$ 110.8	$ 67.6	$ 43.2	$ 332.1

	Nine Months Ended September 30		
(In millions)	2015	2014	Change
Net Income	$ 76.4	$ 43.0	$ 33.4
Add: Income tax expense	60.4	34.6	25.8
Add: Interest expense	13.6	13.0	0.6
Add: Depreciation and amortization	58.5	52.0	6.5
Add: Drydock amortization	16.8	16.0	0.8
EBITDA (1)	$ 225.7	$ 158.6	$ 67.1
Add: Acquisition related SG&A in excess of run-rate target	23.5	-	23.5
Add: Molasses settlement	11.4	-	11.4
EBITDA (before Acquisition SG&A and Molasses Settlement)	$ 260.6	$ 158.6	$ 102.0

MATX LISTED NYSE

Investor Presentation | November 2015 – Slide 35

Matson.

GAAP to Non-GAAP Reconciliation (in $ millions) 2014 2013 2012 2011 Net Income 70.8 53.7 45.9 34.2 Subtract: Income (loss) from discontinued operations - (6.1) (11.6) Add: Income tax expense 51.9 32.2 33.0 25.1 Add: Interest expense 17.3 14.4 11.7 7.7 Add: Depreciation & amortization 69.0 69.0 72.1 71.6 Add: Deferred dry-docking amortization 21.1 22.0 23.3 22.7 EBITDA $230.1 $191.3 $192.1 $172.9 (in $ millions) 2005 2006 2007 2008 2009 2010 Segment Operating Income Excluding Discontinued Ops 142.6 126.8 148.0 124.1 64.5 125.4 Segment Depreciation and Amortization 60.9 59.6 65.2 68.5 70.6 70.8 Deferred Dry-docking Amortization 7.9 8.5 11.5 14.2 17.5 19.6 EBITDA 211.4 194.9 224.7 207.2 152.5 215.6 More detailed information is available in previously filed Form 10-Ks and 10-Qs